Exhibit 99.1

CooperCompanies Announces Leadership Transition and

Board Refreshment

Independent Director and Seasoned Healthcare Executive Walt Rosebrough

Elected Executive Chair; Search for CEO Underway

Provides Update on Board Refreshment, Including Planned Addition of

Medical Device and Vision Veteran Shlomi Nachman

Reaffirms Full-Year Fiscal 2026 Guidance

SAN RAMON, Calif., Oct. 27, 2026 -- CooperCompanies (Nasdaq: COO) (the “Company”), a leading medical device company, today announced leadership changes and planned Board refreshment aimed at strengthening operational execution, improving business performance, and enhancing long-term shareholder value.

Walter (Walt) M Rosebrough, Jr., an independent director of the Company’s Board of Directors (the “Board”) and a proven healthcare executive with decades of experience, has been elected Executive Chair of the Board. Albert (Al) White III is stepping down from his position as President and Chief Executive Officer, and as a member of the Board, effective immediately. Mr. Rosebrough will assume direct oversight of day-to-day operations at the Company until a permanent CEO is appointed. Mr. White will remain employed as a strategic advisor through April 1, 2027.

The search for a permanent CEO is underway and is supported by leading professional search firm Russell Reynolds. The search is being overseen by a CEO Search Committee of the Board, comprised of Lawrence Kurzius, Cynthia Lucchese, and Teresa Madden. As Chair, Mr. Rosebrough will work closely with the CEO Search Committee and the full Board throughout the process, drawing on decades of experience leading medical device companies.

“I joined CooperCompanies because I believe there is great opportunity in its future. The Company’s recent performance has not met our expectations, and the Board believes decisive action is needed to ensure the Company reaches its long-term potential,” said Mr. Rosebrough, Executive Chair. “I will be working closely with the Board and the management team on priorities that will strengthen the foundation for growth and value creation.”

Mr. Rosebrough continued, “The Board is appreciative of Al’s leadership and valuable contributions to CooperCompanies throughout his 20 years with the Company.”

Board Refreshment

The Company also announced planned changes to its Board of Directors. Shlomo (Shlomi) Nachman will join the Board as an independent director, effective December 8, 2026. Mr. Nachman is a former Johnson & Johnson executive with over 27 years of healthcare experience, where he led a portfolio of medical device businesses, including Vision. He has a proven track record driving growth, innovation, and business turnarounds.

Further, three current Board members, Barbara Carbone, Colleen Jay, and Robert Weiss, have announced their intention not to stand for reelection at the Company’s 2027 Annual Meeting of Shareholders. These Board changes are in addition to the appointment of two independent directors in January and July of 2026, which followed constructive engagement with shareholders.

With these changes, the Board will nominate seven directors for election at the Annual Meeting: Paul Keel, Lawrence Kurzius, Cynthia Lucchese, Teresa Madden, Shlomi Nachman, Maria Rivas, MD, and Walt Rosebrough. The Board believes this seven-member Board will promote more focused oversight, efficient decision-making, and accountability, while maintaining the right mix of expertise and experience to oversee the Company. The seven directors who will be nominated include three current or former public company CEOs, two former public company CFOs, one former Chief Medical Officer of a global pharmaceutical company, and one former leader of a global vision business. Four of the directors have extensive medical device experience.

“These changes reflect the Board’s commitment to ensuring we have the appropriate mix of experience and expertise to oversee CooperCompanies’ strategy and support its long-term success,” said Cynthia Lucchese, Chair of the Corporate Governance and Nominating Committee. “We are pleased to welcome Shlomi Nachman, whose extensive experience in vision care and medical technology will be invaluable to CooperCompanies.”

Mr. Rosebrough concluded, “Our updated Board composition best positions us to provide active oversight in pursuit of long-term value creation. Our priorities are clear: identify and onboard the right CEO to lead the Company into its next chapter of growth and take additional actions to strengthen our business in order to provide superior products for customers, rewarding work for our people, and superior returns for our shareholders.”

The Company reaffirms the fiscal year 2026 guidance provided on September 9, 2026.

About Walter Rosebrough, Jr.

Mr. Rosebrough has served on the Company’s Board and Corporate Governance and Nominating Committee since January 2026, and he is CEO Emeritus of STERIS plc (NYSE: STE), a global medical device business focused on infection prevention products and services. Mr. Rosebrough brings 40 years of experience in the medical device industry, including 25 years as a CEO, having led organizations from startups to multi-billion-dollar global enterprises and functions across product development, M&A, marketing, manufacturing, and finance. During his tenure as CEO of STERIS from 2007 to 2021, STERIS’s shareholders received an 18% annualized return compared with a 10% annualized return for the S&P 500, and the company’s market capitalization increased by over $20 billion. Mr. Rosebrough’s career also includes two decades at Hill-Rom (purchased by Baxter (NYSE: BAX)), including as President and CEO. He currently serves as Independent Chair on the Board of Varex Imaging (NASDAQ: VREX) and as Immediate Past Chair of the Association for the Advancement of Medical Instrumentation (AAMI). Mr. Rosebrough holds an MBA from Stanford University, and a BIE from Kettering University.

About Shlomi Nachman

Mr. Nachman most recently served as Company Group Chairman of the Cardiovascular and Specialty Solutions & Vision Group within Johnson & Johnson’s Medical Devices sector. As a member of the Medical Devices Group Operating Committee, he led a diverse portfolio of six medical device businesses: Electrophysiology, Neurovascular Intervention, Ear, Nose & Throat, Breast Aesthetics, Optometry, and Ophthalmology. Earlier in his career, he held roles of increasing scope and responsibility, including Worldwide President of Biosense Webster and Cordis. During a career at Johnson & Johnson that spanned more than 27 years, Mr. Nachman held multiple leadership positions and built a proven record of driving growth, innovation, and business turnarounds. He has deep expertise across all aspects of the medical device industry, including general management, strategy, licensing and acquisitions, finance, product development, operations, sales and marketing, and research and development. Mr. Nachman was born in Israel and holds a B.S. in Management and Economics from the Technion Institute, as well as a diploma in electrical engineering from the Amal Technical School.

About CooperCompanies

CooperCompanies (Nasdaq: COO) is a leading global medical device company focused on helping people experience life’s beautiful moments through its two business units, CooperVision and CooperSurgical. CooperVision is a trusted leader in the contact lens industry, helping to improve the way people see each day. CooperSurgical is a leading fertility and women’s healthcare company dedicated to putting time on the side of women, babies, and families at the healthcare moments that matter most. Headquartered in San Ramon, CA, CooperCompanies has a workforce of more than 15,000, sells products in over 130 countries, and positively impacts over fifty million lives each year. For more information, please visit www.coopercos.com.

Forward-Looking Statements

This release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Statements relating to guidance, plans, prospects, goals, strategies, future actions, events or performance and other statements of which are other than statements of historical fact, including our fiscal year 2026 financial guidance, are forward looking. In addition, all statements regarding anticipated growth in our revenues, expected savings from reorganization activities, anticipated effects of any product recalls, anticipated market conditions, planned product launches, restructuring or business transition expectations, regulatory plans, and expected results of operations and integration of any acquisition are forward-looking. To identify these statements look for words like “believes,” “outlook,” “probable,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” and similar words or phrases. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.

Among the factors that could cause our actual results and future actions to differ materially from those described in forward-looking statements are: adverse changes in the global or regional general business, political and economic conditions including the impact of continuing uncertainty and instability of certain countries, man-made or natural disasters and pandemic conditions, that could adversely affect our global markets, and the potential adverse economic impact and related uncertainty caused by these items; the impact of international conflicts, including the ongoing conflict in the Middle East, and the global response to international conflicts on the global and local economy, financial markets, energy markets, currency rates and our ability to supply product to, or through, or around, affected countries; our substantial and expanding international operations and the challenges of managing an organization spread throughout multiple countries and complying with a variety of legal, compliance and regulatory requirements; the actual imposition or threats of tariffs, customs duties and fees by the U.S. government and other nations in response and other retaliatory actions, such as trade protection measures, import or export licensing requirements, new or different customs duties, trade embargoes and sanctions and other trade barriers, as well as the impact of the Company’s efforts to mitigate the effects of such tariffs or similar measures; foreign currency exchange rate and interest rate fluctuations including the risk of fluctuations in the value of foreign currencies or interest rates that would decrease our net sales and earnings; our existing and future variable rate indebtedness and associated interest expense is impacted by rate increases, which could adversely affect our financial health or limit our ability to borrow additional funds; changes in tax laws, examinations by tax authorities, and changes in our geographic composition of income; acquisition-related adverse effects including the failure to successfully achieve the anticipated net sales, margins and earnings benefits of acquisitions, integration delays or costs and the requirement to record significant adjustments to the preliminary fair value of assets acquired and liabilities assumed within the measurement period, required regulatory approvals for an acquisition not being obtained or being delayed or subject to conditions that are not anticipated, adverse impacts of changes to accounting controls and reporting procedures, contingent liabilities or indemnification obligations, increased leverage and lack of access to available financing (including financing for the acquisition or refinancing of debt owed by us on a timely basis and on reasonable terms); compliance costs and potential liability in connection with U.S. and foreign laws and health care regulations pertaining to privacy and security of personal information such as the Health Insurance Portability and Accountability Act of 1996 and the California Consumer Privacy Act in the U.S. and the General Data Protection Regulation requirements in Europe, including but not limited to those resulting from data security breaches; a major disruption in the operations of our manufacturing, accounting and financial reporting, research and development, distribution facilities or raw material supply chain due to challenges associated with integration of acquisitions, man-made or natural disasters, pandemic conditions, cybersecurity incidents or other causes; a major disruption in the operations of our manufacturing, accounting and financial reporting, research and development or distribution facilities due to the failure to perform by third-party vendors, including cloud computing providers or other technological problems, including any related to our information systems maintenance, enhancements or new system deployments, integrations or upgrades; a successful cybersecurity attack which could interrupt or disrupt our information technology systems, or those of our third-party service providers, or cause the loss of confidential or protected data; market consolidation of large customers globally through mergers or acquisitions resulting in a larger proportion or concentration of our business being derived from fewer customers; disruptions in supplies of raw materials, particularly components used to manufacture our silicone hydrogel lenses; new U.S. and foreign government laws and regulations, and changes in existing laws, regulations and enforcement guidance, which affect areas of our operations including, but not limited to, those affecting the health care industry, including the contact lens industry specifically and the medical device or pharmaceutical industries generally, including but not limited to the EU Medical Devices Regulation (MDR) and the EU In Vitro Diagnostic Medical Devices Regulation; legal costs, insurance expenses, settlement costs and the risk of an adverse decision, prohibitive injunction or settlement related to product liability, patent infringement, contractual disputes, or other litigation; limitations on sales following product introductions due to poor market acceptance; new competitors, product innovations or technologies, including but not limited to, technological advances by competitors, new products and patents attained by competitors, and competitors’ expansion through acquisitions; reduced sales, loss of customers, reputational harm and costs and expenses, including from claims and litigation related to product recalls and warning letters; failure to receive, or delays in receiving, regulatory approvals or certifications for products; failure of our customers and end users to obtain adequate coverage and reimbursement from third-party payers for our products and services; the requirement to provide for a significant liability or to write off, or accelerate depreciation on, a significant asset, including goodwill, other intangible assets and idle manufacturing facilities and equipment; the success of our research and development activities and other start-up projects; dilution to earnings per share from acquisitions or issuing stock; impact and costs incurred from changes in accounting standards and policies; risks related to environmental laws and requirements applicable to our facilities, products or manufacturing processes, including evolving regulations regarding the use of hazardous substances or chemicals in our products; risks related to environmental, social and corporate governance issues, including those related to regulatory and disclosure requirements, climate change and sustainability; and other events described in our United States Securities and Exchange Commission filings, including the “Business”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025, as such Risk Factors may be updated in annual and quarterly filings.

We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any obligation to update or revise them except as required by law.

Contact:

Kim Duncan

Vice President, Investor Relations and Risk Management

925-460-3663

ir@cooperco.com